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     SUPPLEMENT TO THE PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION

                   CREDIT SUISSE WARBURG PINCUS BALANCED FUND

The following information supersedes certain information in the fund's Prospectus and Statement of Additional Information.

On November 12, 2001, the Board of Directors of Credit Suisse Warburg Pincus Balanced Fund (the "Acquired Fund") approved, subject to shareholder approval, a proposed reorganization (the "Reorganization") whereby all of the assets and liabilities of the Acquired Fund would be transferred to the Value Fund of Credit Suisse Warburg Pincus Capital Funds (the "Acquiring Fund") in exchange for shares of the Acquiring Fund. The Acquired Fund would then be liquidated and shares of the Acquiring Fund would be distributed to the Acquired Fund's shareholders.

If the Reorganization is completed, each shareholder of the Acquired Fund would become a shareholder of the Acquiring Fund and would receive on a tax-free basis shares of the Acquiring Fund with the same aggregate net asset value as their shares of the Acquired Fund. The Reorganization is subject to the completion of certain conditions, including the approval of the Acquired Fund's shareholders. Proxy materials describing the proposed Reorganization will be mailed to shareholders of the Acquired Fund in anticipation of a special meeting of shareholders to be held at a later date.

Dated: November 15, 2001                                                 16-1101
                                                                             for
                                                                           WPUSL
                                                                           ADBAL